SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

            Date  of  Report  (Date  of  earliest event reported):
                                 April 17, 2000

                           BANK OF AMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                        (IRS Employer Identification No.)

                             100 North Tryon Street
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                     28255
                                   (Zip Code)

                                 (704) 386-5000
             (Registrant's telephone number, including area code)


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         ITEM 5.  OTHER EVENTS.

         Release of First Quarter Earnings. On April 17, 2000, Bank of America Corporation, the registrant (the "Registrant"), announced financial results for the first quarter of fiscal 2000, reporting earnings of $2.24 billion and diluted earnings per common share of $1.33. A copy of the press release announcing the results of the Registrant's fiscal quarter ended March 31, 2000 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

         EXHIBIT NO.                DESCRIPTION OF EXHIBIT

         99.1 Press Release dated April 17, 2000 with respect to the Registrant's financial results for the fiscal quarter ended March 31, 2000.

                                 SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            BANK OF AMERICA CORPORATION



                                            By: /s/ Marc D. Oken
                                            ---------------------------
                                            Marc D. Oken
                                            Executive Vice President and
                                               Principal Financial Executive




Dated:  April 19, 2000

                                  EXHIBIT INDEX


         EXHIBIT NO.                DESCRIPTION OF EXHIBIT

                  99.1 Press Release dated April 17, 2000 with respect to the Registrant's financial results for the fiscal quarter ended March 31, 2000.